S000022521 [Member] Investment Strategy - Baron Focused Growth Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Investments, Risks, and Performance Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund is a non-diversified fund that, under normal circumstances, invests primarily in equity securities of U.S. small- and mid-sized growth companies. The Adviser defines small- and mid-sized companies as those, at the time of purchase, with market capitalizations up to the largest market cap stock in the Russell Midcap Growth Index at reconstitution. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.